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                                                                    Exhibit 23.8


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    We consent to the use of our report on Vista Technologies, Inc. included herein and to the reference to our firm under the heading "Experts" in the Prospectus.







                                                AJ. Robbins

Denver, Colorado
August 14, 1996